UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 22, 2007
NATIONAL QUALITY CARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19031	84-1215959

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9454 Wilshire Boulevard, Penthouse 6, Beverly Hills, California		90212

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (310) 860-9936

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 3.02 Unregistered Sales of Equity Securities	1

Item 9.01 Financial Statements and Exhibits	2

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Item 3.02 Unregistered Sales of Equity Securities.
On June 22, 2007, the Company completed a private placement of an aggregate of 5,756,250 Units (the “Units”) at a purchase price of $.16 per Unit, for a total purchase price of $921,000. Each Unit consists of one share of common stock of the Company and one warrant to purchase one-half of a share of common stock of the Company at an exercise price of $.16 per share. The warrants are exercisable immediately upon issuance and expire upon the first to occur of (i) seven years following the date of issuance, (ii) the closing of a firmly underwritten public offering or (iii) upon a sale of the Company.
The purchase price for the Units is payable one third in cash at closing, with the balance thereof satisfied through delivery of a promissory note. One half of the principal amount of each such promissory note, together with accrued and unpaid interest thereunder, is due and payable three months from the date thereof, and the remaining principal balance, together with accrued and unpaid interest thereunder, is due and payable six months from the date thereof. The unpaid principal amount under each promissory note bears interest at the rate of 4.84% per annum.
The purchasers of the Units are: Robert M. Snukal, 5,625,000 Units; Jose Spiwak, 37,500 Units; The Leonardo Berezovsky Charitable Trust, 46,875 Units; and The Karen and Sonia Berezovsky Charitable Trust, 46,875 Units.
The Company relied on an exemption from registration under the Securities Act of 1933, as amended (the “Act”), as set forth in Section 4(2) of the Act and Regulation D promulgated thereunder, as the issuance of the securities did not involve a public offering, the recipients acquired the securities for their own account and for investment purposes, the recipients were “accredited investors” as the term is defined under the Act, and the Company took appropriate measures to restrict transfer. No underwriters or agents were involved in the foregoing issuance and no underwriting discounts were given.

Item 9.01. Financial Statements and Exhibits
(d)	Exhibits
          The following Exhibits are filed as a part of this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Form of Subscription Agreement

10.2	Form of Promissory Note

10.3	Form of Warrant

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Subscription Agreement

10.2	Form of Promissory Note

10.3	Form of Warrant

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Quality Care, Inc.
Dated: June 22, 2007	By:	/s/ Robert M. Snukal
Robert M. Snukal
President and Chief Executive Officer

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